UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 3, 2017

TRAVELCENTERS OF AMERICA LLC
(Exact name of registrant as specified in its charter)

Delaware	001-33274	20-5701514
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24601 Center Ridge Road, Westlake, Ohio		44145
(Address of principal executive offices)		(Zip Code)

440-808-9100
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we,” “us” and “our” refer to TravelCenters of America LLC and certain of its subsidiaries and “HPT” refers to Hospitality Properties Trust and certain of its subsidiaries, unless otherwise noted.

Item 1.01 Entry into a Material Definitive Agreement.
The disclosure under Item 2.01 of this Current Report on Form 8-K, or this Current Report, is incorporated herein by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets.
As previously reported, we entered a Transaction Agreement with our principal landlord, HPT, on June 1, 2015 (which we refer to herein, as amended, as the Transaction Agreement) to, among other things, sell to HPT four travel centers upon completion of their development by us and lease back from HPT these properties under our leases with HPT. Also as previously reported, we completed the sale and leaseback of one of the development properties on each of March 31, 2016, June 30, 2016 and September 30, 2016, respectively. The Transaction Agreement and related transactions are described further in Note 7 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2016, or our Annual Report, which descriptions are incorporated herein by reference.
On May 3, 2017, in connection with the Transaction Agreement, we entered into a development property agreement with HPT, or the Development Property Agreement. That same day, pursuant to the Development Property Agreement, we sold to HPT, for approximately $27.6 million, the fourth and final development property under the Transaction Agreement and HPT has leased back that travel center to us.
In connection with the Development Property Agreement, we and HPT entered into a seventh amendment to our TA Lease No. 4 to add the travel center that we sold to HPT on May 3, 2017. Pursuant to the amendment, minimum annual rent under TA Lease No. 4 increased by approximately $2.3 million. As a result of this amendment, minimum annual rent under TA Lease No. 4 is approximately $50.7 million in the aggregate as of May 3, 2017, subject to future adjustments if HPT purchases capital improvements made to the leased travel centers and pursuant to the contractual rent adjustment formula set in the lease.
The foregoing descriptions of the Transaction Agreement, the Development Property Agreement, TA Lease No. 4 and the amendments thereto, and the other agreements entered into in connection with the Transaction Agreement are not complete and are qualified in their entirety by reference to the full text of the Transaction Agreement, the Development Property Agreement, the TA Lease No. 4 and the amendments thereto and such other agreements, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report, Exhibits 10.1 and 10.2 to our Current Report on Form 8-K dated September 30, 2016, Exhibits 10.1 and 10.2 to our Current Report on Form 8-K dated June 30, 2016, Exhibits 10.1 through 10.8 to our Current Report on Form 8-K dated June 22, 2016, Exhibits 10.1 and 10.2 to our Current Report on Form 8-K dated March 31, 2016, Exhibits 10.1 through 10.6 to our Current Report on Form 8-K dated September 23, 2015, Exhibits 10.1 through 10.4 to our Current Report on Form 8-K dated June 23, 2015, Exhibits 10.1 through 10.4 to our Current Report on Form 8-K dated June 16, 2015, Exhibits 10.1 through 10.10 to our Current Report on Form 8-K dated June 9, 2015 and Exhibit 10.1 to our Current Report on Form 8-K dated June 1, 2015 and are incorporated by reference herein.
Information Regarding Certain Relationships and Related Person Transactions
HPT is our principal landlord and largest shareholder and as of December 31, 2016, owned 3,420,000 of our common shares, representing approximately 8.7% of our outstanding common shares. One of our Managing Directors, Barry Portnoy, is a managing trustee of HPT. Barry Portnoy’s son, Adam Portnoy, is also a managing trustee of HPT, and Barry Portnoy’s son-in-law, Ethan Bornstein, is an executive officer of HPT. Our other Managing Director, Thomas O’Brien, who is also our President and Chief Executive Officer, was an executive officer of HPT until 2007. We have significant continuing relationships with HPT, including the lease arrangements referred to in this Current Report.

The RMR Group LLC, or RMR, provides certain services we require to operate our business. We have two agreements with RMR to provide management services to us: (i) a business management agreement, which relates to various aspects of our business generally, and (ii) a property management agreement, which relates to building management services for our headquarters building. RMR is a subsidiary of The RMR Group Inc. Barry Portnoy, is a managing director and controlling shareholder (through ABP Trust) of The RMR Group Inc. and an officer of RMR. Adam Portnoy, is a managing director, president and chief executive officer and controlling shareholder (through ABP Trust) of The RMR Group Inc. and an officer of RMR. Barry Portnoy and Adam Portnoy also own membership units of RMR (through ABP Trust). Thomas O'Brien, Andrew Rebholz, our Executive Vice President, Chief Financial Officer and Treasurer, and Mark Young, our Executive Vice President and General Counsel, are officers and employees of RMR. RMR provides management services to HPT and HPT’s executive officers are officers and employees of RMR. Our Independent Directors also serve as independent directors or independent trustees of other public companies to which RMR, or its affiliates, provide management services. Barry Portnoy serves as a director, managing director, trustee or managing trustee of those companies and Adam Portnoy serves as a director, trustee or managing trustee of a majority of those companies. In addition, officers of RMR and The RMR Group Inc. serve as our officers and officers of other companies to which RMR or its affiliates provides management services.
For further information about these and other such relationships and related person transactions, please see our Annual Report, our definitive Proxy Statement for our 2017 Annual Meeting of Shareholders, or our Proxy Statement, and our other filings with the Securities and Exchange Commission, or the SEC, including Notes 7, 11 and 12 to the Consolidated Financial Statements included in our Annual Report, the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report, and the section captioned “Related Person Transactions” and the information regarding our Directors and executive officers in our Proxy Statement. In addition, please see the section captioned “Risk Factors” of our Annual Report for a description of risks that may arise as a result of these and other related person transactions and relationships. Our filings with the SEC and copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website, www.sec.gov.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure under Item 2.01 of this Current Report is incorporated herein by reference.
WARNING CONCERNING FORWARD LOOKING STATEMENTS
THIS CURRENT REPORT CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE,” “EXPECT,” “ANTICIPATE,” “INTEND,” “PLAN,” “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS, INCLUDING SOME WHICH ARE BEYOND OUR CONTROL.
THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.
YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.
EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

10.1	Development Property Agreement, dated May 3, 2017, among HPT TA Properties LLC and TA Operating LLC (filed herewith)

10.2	Seventh Amendment to Amended and Restated Lease Agreement No. 4, dated May 3, 2017, among HPT TA Properties Trust, HPT TA Properties LLC and TA Operating LLC (filed herewith)

10.3
Transaction Agreement, dated June 1, 2015, by and among Hospitality Properties Trust, HPT TA Properties Trust, HPT TA Properties LLC, HPT PSC Properties Trust, HPT PSC Properties LLC, TravelCenters of America LLC, TravelCenters of America Holding Company LLC, TA Leasing LLC, and TA Operating LLC (incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K dated June 1, 2015)

10.4
First Amendment to Transaction Agreement, dated June 22, 2016, by and among Hospitality Properties Trust, HPT TA Properties Trust, HPT TA Properties LLC, HPT PSC Properties Trust, HPT PSC Properties LLC, TravelCenters of America LLC, TravelCenters of America Holding Company LLC and TA Operating LLC (incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K dated June 22, 2016)

99.1	Pro Forma Financial Statements (filed herewith)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELCENTERS OF AMERICA LLC

Date:	May 4, 2017	By:	/s/ ANDREW J. REBHOLZ
Andrew J. Rebholz
Executive Vice President, Chief Financial Officer and Treasurer